UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2014

XRpro Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54748	20-0982060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Kendall Square, Building 200, Suite B2002 Cambridge, Massachusetts 02139
(Address of principal executive offices) (zip code)

(617) 631-8825
(Registrant’s telephone number, including area code)

Caldera Pharmaceuticals, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 2, 2014, Caldera Pharmaceuticals, Inc. (the “Company”) filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware to change the name of the Company to XRpro Sciences, Inc. effective December 4, 2014.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are being filed as part of this Report.

Exhibit Number
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2014	XRpro Sciences, Inc.
(Registrant)

	By:	/s/ Mark Korb
Name: Mark Korb Title: Chief Financial Officer

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Exhibit Number	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation